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Exhibit 10.25
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                        LIBERTY FINANCIAL COMPANIES, INC.

                                     Issuer



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                                 LOAN AGREEMENT

                         Dated as of September 28, 2000



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                        LIBERTY MUTUAL INSURANCE COMPANY

                                  Agent for the
                       Holders of the Company's Securities



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                  Providing for the Issuance of Debt Securities


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          LOAN AGREEMENT dated as of September 28, 2000, between Liberty
Financial Companies, Inc., a company incorporated under the laws of Massachusetts (the "Company"), and Liberty Mutual Insurance Company, a Massachusetts mutual insurance company, as agent hereunder ("Agent").

          Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's Securities issued hereunder:

                                    RECITALS

          The Company has authorized the execution and delivery of this Loan Agreement to provide for the issuance from time to time of its unsecured notes ("Securities") to be issued in one or more series as herein provided.

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE ONE
                   DEFINITIONS AND INCORPORATION BY REFERENCE

          Section 1.01. DEFINITIONS.

          "Agent" means the party named as such in this Loan Agreement until a successor replaces it pursuant to this Loan Agreement and thereafter means such successor.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

          "Bankruptcy Law" shall have the meaning set forth in Section 7.07.

          "Board of Directors" means the Board of Directors of the Company or the Executive Committee or any other committee of the Board of Directors duly authorized to act for the Company hereunder.

          "Board Resolution" means a copy of the resolutions certified by the Secretary or the Clerk or an Assistant Secretary or Assistant Clerk of the Company as properly adopted by the Board of Directors of the Company and in full force and effect and delivered to the Agent.

          "Business Day", except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Loan Agreement, with respect to any Place of Payment means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a Legal Holiday in that Place of Payment.

          "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock.

          "Company" means the party named in the first paragraph of this Loan Agreement until a successor replaces it pursuant to the Loan Agreement and thereafter means such successor.

          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board, the President, the Chief Financial Officer or the Treasurer thereof or any other officer specifically authorized to act by the Board of Directors of the Company as certified to the Agent, and delivered to the Agent.


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          "Corporate Office" means the office of the Agent at which at any particular time its business shall be principally administered, which office at the date hereof is located at 175 Berkeley Street, Boston, Massachusetts 02117.

          "Corporation" includes corporations, associations, companies, limited liability companies and business trusts.

          "Debt" shall have the meaning set forth in Section 4.06.

          "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

          "Discharged" shall have the meaning set forth in Section 8.02.

          "Event of Default" shall have the meaning set forth in Section 6.01.

          "Government Obligations" with respect to any series of Securities means direct noncallable obligations of the government which issued the currency in which the Securities of that series are denominated, noncallable obligations the payment of the principal of and interest on which is fully guaranteed by such government, and noncallable obligations on which the full faith and credit of such government is pledged to the payment of the principal thereof and interest thereon, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depositary receipt.

          "Holder" or "Securityholder" means a Person in whose name a Security is registered on the Security Register.

          "Independent Public Accountants" means independent public accountants or a firm of independent public accountants who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such public accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to the Loan Agreement or certificates required to be provided hereunder.

          "Legal Holiday" shall have the meaning set forth in Section 13.07.

          "Lien" means any mortgage, pledge, security interest or lien, or other encumbrance of any nature whatsoever.

          "Loan Agreement" means this Loan Agreement, as it may from time to time be amended or supplemented and shall include the forms and terms of particular series of Securities established as contemplated herein.

          "Notice of Default" shall have the meaning set forth in Section 6.01.

          "Officers' Certificate" means a certificate signed by the President or a Vice President, and by the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary, an Assistant Secretary, the Clerk or an Assistant Clerk of the Depositor, and delivered to the appropriate Agent. One of the officers signing an Officers' Certificate given pursuant to Section 8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include.

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;


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         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of legal counsel, who (except as otherwise expressly provided in this Loan Agreement) may be an employee of or counsel to or for the Company, or any other legal counsel acceptable to the Agent.

         "Outstanding", when used with respect to Securities or a series, shall have the meaning set forth in Section 2.08.

         "Person" means any individual, Corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" when used with respect to the Securities of any series, means the place or places where the principal of and interest on the Securities of that series are payable as specified as provided pursuant to
Section 2.01.

         "Principal", whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any," and, whenever used with reference to any Security which by its terms provides (or as to which mandatory provisions of law provide) that less than the principal amount thereof shall be due and payable upon a declaration of the acceleration of the maturity thereof, and in the contexts of such a declaration, of proving a claim under bankruptcy, insolvency or similar laws, or of determining whether the holders of the requisite aggregate principal amount of the Securities of any or all series then Outstanding have concurred in any request, demand, authorization, direction, notice, consent, waiver or other action by Securityholders hereunder, shall mean the portion of such principal amount so provided to be due and payable upon a declaration of acceleration of the maturity thereof.

         "Registered Security" means any Security registered in the Security Register.

         "Responsible Officer" means, with respect to the Agent, any Senior
Vice President, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, or any other official of the Investment Department of the Agent and also means, with respect to a particular matter, any other officer or official to whom such matter is referred because of that person's knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means any operating subsidiary that accounts for 10% or more of the consolidated revenues and/or assets of the Company, and any successor to all or a principal part of the business or properties of any thereof and any other subsidiary which the Board of Directors designates as a Restricted Subsidiary.

         "SEC" means the Securities and Exchange Commission as from time to time constituted, created under the Securities Exchange Act of 1934, as amended.

         "Securities" means the debt securities, as amended or supplemented from time to time pursuant to this Loan Agreement, that are issued under this Loan Agreement.

         "Security Register" means the list of Securityholders maintained by the Company pursuant to Section 2.05.

         "Subsidiary" means any corporation of which at the time of determination the Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

         "United States" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.


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          "Voting Stock" means stock of a Corporation of the class or classes having general voting power under ordinary circumstances in the election of directors, managers or agents of such Corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          Section 1.02 [Intentionally left blank]

          Section 1.03. RULES OF CONSTRUCTION.

          Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) "or" is not exclusive;

          (3) words in the singular include the plural, and in the plural include the singular;

          (4) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles; and

          (5) the Article and Section headings herein and in the Table of Contents are for convenience only and do not constitute a part of this Loan Agreement and shall not affect the meaning, construction or effect of this Loan Agreement.

                                   ARTICLE TWO
                                 THE SECURITIES

          Section 2.01. TERMS AND FORM.

          The aggregate principal amount of Securities that may be delivered under this Loan Agreement is $200,000,000.00. The Securities may be issued in one or more series of Securities and shall bear the title, interest, if any, at the rates and from the dates, shall mature at the times, may be redeemable at the prices and upon the terms, shall be payable at the place or places, and shall contain or be subject to such other terms as shall be set forth therein.

          The Securities of the only series hereunder shall be in the form attached hereto as Exhibit A.

          All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

          The Securities of each series shall be issued as Registered Securities without coupons. Unless the form of a Security for a series provides otherwise, the Registered Securities shall be issued in denominations of $1,000 or integral multiples thereof.

          Except as otherwise specified as contemplated by this Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 2.02. EXECUTION AND AUTHENTICATION.

          Two Officers of the Company shall sign the Securities for the Company by manual or facsimile signature. The Company's seal, if any, may be reproduced on the Securities, but the Company's seal shall not be required to be included on the Securities.

          The Securities shall not require authentication by the Agent or any other Person.


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          Section 2.03 [Intentionally left blank]

          Section 2.04 [Intentionally left blank]

          Section 2.05. SECURITYHOLDER LISTS.

          The Company shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Registered Securities.

          Section 2.06 [Intentionally left blank]

          Section 2.07. REPLACEMENT SECURITIES.

          If the Holder of a mutilated or defaced Security or a Security with a mutilated or defaced coupon appertaining to it surrenders such Security to the Company or if the Holder of a Security presents evidence to the satisfaction of the Company that the Security has been lost, destroyed or wrongfully taken or that a coupon has been lost, stolen or wrongfully taken and surrenders the Security to which such coupon appertains with all appurtenant coupons not so lost, stolen or wrongfully taken, the Company shall issue a replacement Security of the same series and of like tenor, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security. In case any such mutilated, defaced, lost, destroyed or wrongfully taken Security or coupon has or is about to become due and payable, the Company may pay the Security or coupon instead of issuing a new Security. If required by the Company, an indemnity bond must be provided which is sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a Security is replaced. The Company may charge the Holder for their fees and expenses in replacing a Security.

          Every replacement Security of any series is an additional obligation of the Company and shall be entitled to all of the benefits of this Loan Agreement equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued under this Loan Agreement.

          Section 2.08. OUTSTANDING SECURITIES.

          Securities Outstanding at any time are all Securities issued pursuant to this Loan Agreement except for those cancelled by the Holder and those described in this Section. A Security does not cease to be Outstanding because the Company or one of its Affiliates holds the Security.

          If a Security is replaced pursuant to Section 2.07, it ceases to be Outstanding unless the Company receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the Holder receives payment on the maturity date in payment of Securities payable on that date, then on and after that date such Securities cease to be Outstanding and interest on them ceases to accrue.

          If the Company is deemed to be discharged from its obligations with respect to the Securities of any series pursuant to Section 8.01, the Securities of such series shall cease to be Outstanding.

          Section 2.09 [Intentionally left blank]

          Section 2.10 [Intentionally left blank]

          Section 2.11. CANCELLATION.

          The Company shall cancel all Securities surrendered for transfer, exchange, payment or cancellation and all coupons surrendered for payment.


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          Section 2.12. DEFAULTED INTEREST.

          If the Company defaults in a payment of interest on any series of Registered Securities, the Company shall pay the defaulted interest to Persons who are Holders of Registered Securities of such series on a subsequent special record date in the following manner. The Company shall fix the special record date (which shall be between 10 and 30 days before the payment date) for the payment of such defaulted interest on such Securities and the payment date for such defaulted interest. At least 15 days before the special record date, the Company shall mail each Holder of Registered Securities a notice that states the special record date, the payment date and the amount of defaulted interest to be paid, provided the Company has made arrangements for payment of the aggregate amount to be paid on such payment date. On such payment date the Company shall pay such defaulted interest and any Additional Amounts. The Company may pay defaulted interest in any other lawful manner.

          Section 2.13. PERSONS DEEMED OWNERS.

          Prior to due presentment of a Registered Security for registration of transfer, the Company may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payments of principal of and (subject to Section 4.01) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security shall be overdue, and the Company shall not be affected by notice to the contrary.

          Section 2.14 [Intentionally left blank]

                                  ARTICLE THREE
                           [Intentionally left blank]

                                  ARTICLE FOUR
                                    COVENANTS

          Section 4.01. PAYMENT OF SECURITIES.

          The Company shall pay the principal of and any interest on the Securities of each series on the dates and in the manner provided in the Securities and this Loan Agreement. At the Company's option, it can pay any interest on Registered Securities of any series by mailing checks or drafts to the Holders of such Securities at their addresses as shown in the Security Register.

          The Company shall pay interest on overdue principal of any Security at the rate borne by such Security; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          Section 4.02. MAINTENANCE OF OFFICE.

          The Company shall maintain in Boston, Massachusetts for any series of Securities an office where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Loan Agreement may be served.

          Section 4.03. [Intentionally left blank]

          Section 4.04. SEC REPORTS.

          The Company shall file with the Agent within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.


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          Section 4.05. STATEMENT AS TO COMPLIANCE.

          (a) The Company shall deliver to the Agent, within 120 days after the end of each fiscal year (no more than one year after closing), a written statement, which need not comply with Section 13.05 hereof, signed by a principal executive officer, principal financial officer or principal accounting officer, stating, as to the signer thereof, that

                                     (1) a review of the activities of the
                            Company during such year and of performance under this Loan Agreement has been made under his supervision, and

                                     (2) to the best of his knowledge, based on
                            such review, (a) the Company has fulfilled its obligations under this Loan Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

          (b) The Company shall deliver to the Agent, within thirty days after the Company obtains knowledge of the occurrence thereof, written notice of any Default.

          Section 4.06. LIMITATIONS ON LIENS ON STOCK OF RESTRICTED
SUBSIDIARIES.

          The Company will not, and will not permit any Restricted Subsidiary to, issue, assume or guarantee any debt for money borrowed (hereafter in this Section referred to as "Debt") secured by a mortgage, security interest, pledge, lien or other encumbrance upon any shares of stock of any Restricted Subsidiary (whether such shares of stock are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance, assumption or guarantee of any such Debt that the Securities (together with, if the Company shall so determine, any other indebtedness of or guarantee by the Company ranking equally with the Securities and then existing or thereafter created) shall be secured equally and ratably with such Debt.

          Section 4.07. LIMITATIONS ON ISSUE OR DISPOSITION OF STOCK OF RESTRICTED SUBSIDIARIES.

          The Company will not, and will not permit any Restricted Subsidiary to, issue, sell, assign, transfer or otherwise dispose of, directly or indirectly, any of the Capital Stock (other than nonvoting preferred stock) of any Restricted Subsidiary (except to the Company or to one or more Restricted Subsidiaries or for the purpose of qualifying directors); provided, however, that this covenant shall not apply if

          (1) all or any part of such Capital Stock is sold, assigned, transferred or otherwise disposed of in a transaction for consideration which is at least equal to the fair value of such Capital Stock, as determined by the Board of Directors (acting in good faith); or

          (2) the issuance, sale, assignment, transfer or other disposition is required to comply with the order of a court or regulatory authority of competent jurisdiction, other than an order issued at the request of the Company or of one of its Restricted Subsidiaries.

          Section 4.08. [Intentionally left blank]

          Section 4.09. WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance, to comply with any covenant or condition set forth in Sections 4.06 or 4.07, if before or after the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities, and the Holders of at least a majority in principal amount of the Outstanding Securities of each series to be affected, shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Agent in respect of any such covenant or condition shall remain in full force and effect.

                                  ARTICLE FIVE
                      SUCCESSOR CORPORATION AND ASSUMPTION

         Section 5.01. WHEN COMPANY MAY MERGE, ETC.

         The Company shall not consolidate with or merge into, or sell, lease or convey all or substantially all of its assets to, another Corporation unless the successor or transferee Corporation expressly assumes by supplemental loan agreement, in form satisfactory to the Agent, all the obligations of the Company with respect to the Securities and this Loan Agreement, and the Company or successor Corporation, as the case may be, (i) shall be a Corporation organized under the laws of one of the states in the United States and (ii) shall not, immediately after such consolidation or merger or sale, lease or conveyance, be in default in the performance of any covenant or condition with respect to the Securities or the Loan Agreement. The Company shall deliver to the Agent an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental loan agreement comply with this Loan Agreement. Thereafter all such obligations of the predecessor corporation shall terminate.

         Section 5.02. SUCCESSOR CORPORATION SUBSTITUTED.

         Upon any consolidation or merger, or any sale, lease or conveyance of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor Corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Loan Agreement with the same effect as if such successor Corporation had been named as the Company herein.

                                   ARTICLE SIX
                              DEFAULTS AND REMEDIES

         Section 6.01. EVENTS OF DEFAULT.

         An "Event of Default" occurs with respect to the Securities of any series upon:

         (a) default in the payment of any installment of interest upon or any Additional Amounts payable in respect of any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

         (b) default in the payment of all or any part of the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise (except the failure to make payment when due and payable if such failure results solely from nonpayment by reason of mistake, oversight or transfer difficulties and does not continue beyond 3 Business Days after the day on which such payment is due and payable); or

         (c) (1) the Agent shall at any time and for any reason cease to own and control (either directly or through one or more majority-owned subsidiaries), both legally and beneficially, with full power to vote, more than 50% of the outstanding shares of every class of capital stock of the Company; or

             (2) default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any debt for money borrowed by the Company, whether created or evidenced by any loan agreement, credit agreement, promissory note, debenture, bond, other similar written obligation to pay money, or otherwise, and continuance of such default beyond the period of grace, if any, provided in the instrument under which such debt was created or evidenced; or

         (d) default in the performance, or breach, of any covenant or warranty of the Company in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Agent or to the Company and Agent by the Holders of at least 25% in principal amount of the Outstanding Securities (determined pursuant to Section 2.08) of all series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (e) a court having jurisdiction in the premises entering a decree or order for relief in respect of the Company in an involuntary case under the Bankruptcy Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, agent or sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (f) the Company commencing a voluntary case under any applicable Bankruptcy Law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, agent or sequestrator (or similar official) of the Company or for any substantial part of its property, or making any general assignment for the benefit of creditors; or

         (g) any other Event of Default provided in the supplemental loan agreement or Board Resolutions under which such series of Securities is issued or in the form of Security for such series.

         If an Event of Default described in clause (a), (b), (c)(1), (c)(2) or
(d) above (if the Event of Default under clause (d) is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Agent or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Company (and to the Agent if given by Securityholders), may declare the entire principal of all Securities of such series and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in Clause (d) (if the Event of Default under clause (d) is with respect to all series of Securities then Outstanding), (e) or
(f) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Agent or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Agent if given by Securityholders), may declare the entire principal of all the Securities then Outstanding and interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay to the Securityholders a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities of such series) and such amount as shall be sufficient to cover reasonable compensation to each Securityholder, its agents, attorneys and counsel, and if any and all Events of Default under the Loan Agreement, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then the Holders of a majority in aggregate principal amount of all the Securities of such series, each series voting as a separate class (or of all the Securities, as the case may be, voting as a single class) then Outstanding, by written notice to the Company and to the Agent, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         Section 6.02. [Intentionally left blank]

         Section 6.03. [Intentionally left blank]

         Section 6.04. SUITS FOR ENFORCEMENT.

         In case an Event of Default has occurred, has not been waived and is continuing, each of the Securityholders may in its discretion proceed to protect and enforce the rights vested in it by this Loan Agreement by such appropriate judicial proceedings as it shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Loan Agreement or in aid of the exercise of any power granted in this Loan Agreement or to enforce any other legal or equitable right vested in it by this Loan Agreement or by law.

         Section 6.05. RESTORATION OF RIGHTS ON ABANDONMENTS OF PROCEEDINGS.

         In case any Securityholder shall have proceeded to enforce any right under this Loan Agreement and such proceedings shall have been discounted or abandoned for any reason, or shall have been determined adversely to such Securityholder, then and in every such case the Company and such Securityholder shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Securityholders shall continue as though no such proceedings had been taken.

         Section 6.06. [Intentionally left blank]

         Section 6.07. [Intentionally left blank]

         Section 6.08. POWERS AND REMEDIES CUMULATIVE, DELAY OR OMISSION NOT WAIVER OF DEFAULT.

         No right or remedy herein conferred upon or reserved to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission of any Holder of Securities or coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Loan Agreement or by law to the Holders of Securities or coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Holders of Securities or coupons.

          Section 6.09. CONTROL BY HOLDERS OF SECURITIES.

         The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Agent, or exercising any trust or power conferred on the Agent with respect to the Securities of such series by this Loan Agreement; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Loan Agreement and provided further that (subject to the provisions of Section 6.01) the Agent shall have the right to decline to follow any such direction if the Agent, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Agent in good faith by its board of directors, the executive committee, or a trust committee of two or more directors or responsible officers of the Agent shall determine that the action or proceedings so directed would involve the Agent in personal liability or if the Agent in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that the Agent shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

         Nothing in this Loan Agreement shall impair the right of the Agent in its discretion to take any action deemed proper by the Agent and which is not inconsistent with such direction or directions by Securityholders.

         Section 6. 10. WAIVER OF PAST DEFAULTS.

         Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in Section 6.01, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all the securities of such series waive any past default or Event of Default described in clause (c)(1) or (c)(2) of Section 6.01 (or, in the case of an event specified in clause (d) of Section
6.01 which relates to less than all series of Securities then Outstanding, the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each series voting as a separate class) may waive any such default or Event of Default, or, in the case of an event specified in clause (d) (if the Event of Default under clause (d) relates to all series of Securities then Outstanding), (e) or (f) of Section 6.01 the Holders of Securities of a majority in principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default), and its consequences except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Company, the Agent and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Loan Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 6.11. [Intentionally left blank]

         Section 6.12. [Intentionally left blank]

                                  ARTICLE SEVEN
                                      AGENT

         Section 7.01. DUTIES OF AGENT.

         (a) If an Event of Default has occurred and is continuing, the Agent shall exercise its rights and powers hereunder and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

                                    (1) The Agent need perform only those duties
                           that are specifically set forth in this Loan
                           Agreement and no others.

                                    (2) In the absence of bad faith on its part,
                           the Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Loan Agreement. The Agent, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Loan Agreement.

         (c) The Agent may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                                    (1) This paragraph does not limit the effect
                           of paragraph (b) of this Section.

                                    (2) The Agent shall not be liable for any
                           error of judgment made in good faith by a responsible officer or officers of the Agent, which may include Trust Officers, unless it is proved that the Agent was negligent in ascertaining the pertinent facts.

                                    (3) The Agent shall not be liable with
                           respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.09.

         (d) Every provision of this Loan Agreement that in any way relates to the Agent is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Agent may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (f) [Intentionally left blank]

         (g) The Agent shall not be liable with respect to any action taken or omitted to be taken or with respect to exercising any trust or power conferred upon the Agent, under this Loan Agreement, by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series given pursuant to Section 6.09 of this Loan Agreement, relating to the time, method and place of conducting any proceeding for any remedy available to the Agent.

         (h) No provision of this Loan Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability other than for its own negligence, willful misconduct or bad faith, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Section 7.02. RIGHTS OF AGENT.

Except as provided in Section 7.01:

         (a) The Agent may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person or Persons. The Agent need not investigate any fact or matter stated in the document.

         (b) Before the Agent acts or refrains from acting, it may require an Officers' Certificate of the Company or an Opinion of Counsel. The Agent shall not be liable for any action it takes or omits to take in good faith and in reliance on such Officers' Certificate or Certificates or Opinion of Counsel.

         (c) The Agent may act through agents and attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

         (d) The Agent shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         (e) Any demand, request, direction or notice from the Company mentioned herein shall, unless otherwise specifically provided, be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

         (f) The Agent may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel, shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (g) The Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine, to the extent necessary and consistent with each inquiry or investigation, the books, records and premises of the Company, personally or by agent or attorney.

         Section 7.03. INDIVIDUAL RIGHTS OF AGENT.

         The Agent in its individual or any other capacity may become the owner or pledgee of Securities or coupons and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Agent.

         Section 7.04. AGENT'S DISCLAIMER.

         The Agent makes no representation as to the validity or adequacy of this Loan Agreement or the Securities; it shall not be accountable for the Company's use of the Securities or the proceeds from the Securities; and it shall not be responsible for any statement in the Securities.

         Section 7.05. NOTICE OF DEFAULTS.

         If a Default occurs and is continuing with respect to Securities and if it is known to the Agent, the Agent shall give to each Holder of Securities of any series to which such Default relates, as provided in Section 13.02 of this Loan Agreement, notice of the Default within 90 days after it is known to the Agent. Except in the case of a Default in payment of principal of or interest or Additional Amounts, if any, on a Security of any series, or in the payment of any sinking or purchase fund installment, the Agent may withhold the notice if and so long as a Responsible Officer of the Agent in good faith determines that withholding the notice will not cause substantial harm to the interests of Holders of Securities of such series or the coupon appertaining thereto.

         Section 7.06. [Intentionally left blank]

         Section 7.07. [Intentionally left blank]

         Section 7.08. [Intentionally left blank]

         Section 7.09. SUCCESSOR AGENT BY MERGER, ETC.

         If the Agent consolidates with, merges or converts into, or transfers all or substantially all of its business to, another corporation, the successor corporation without any further act shall be the successor Agent.

         Section 7. 10. [Intentionally left blank]

         Section 7.11. [Intentionally left blank]

                                  ARTICLE EIGHT
                           DISCHARGE OF LOAN AGREEMENT

         Section 8.01. TERMINATION OF THE COMPANY'S OBLIGATIONS.

         Unless otherwise provided in a loan agreement supplemental hereto with respect to the Securities of any series, the Company, at its option, either (a) shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Securities of any series, and coupons appertaining thereto, on day after the applicable conditions set forth below have been satisfied or
(b) shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 4.04, 4.05, 4.06 and 4.07 and Sections 6.01 and
6.02 as they relate to Section 6.01(d), with respect to the Securities of any series and any other covenants provided in a loan agreement supplemental hereto with respect to the Securities of such series and any coupons appertaining thereto at any time after the applicable conditions set forth below have been satisfied:

                                     (1) the Company shall have paid to the
                           Holders of the Securities of such series the entire principal of, and interest on the Outstanding Securities of such series on the dates such installments of principal and interest are due; and

                                    (2) no Event of Default, or event which with
                           the giving of notice or lapse of time, or both, would become an Event of Default, with respect to the Securities of such series shall have occurred and be continuing on the date of such payments and the Company shall have furnished to the Agent an Officers' Certificate to such effect.

         "Discharged" means, for purposes of this Section 8.01, that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of any series and to have satisfied all the obligations under this Loan Agreement relating to the Securities of such series, except the Company's obligations with respect to such Securities under Sections 2.05 and 2.07.

         Section 8.02. [Intentionally left blank]

         Section 8.03. [Intentionally left blank]

         Section 8.04. [Intentionally left blank]

         Section 8.05. [Intentionally left blank]

                                  ARTICLE NINE
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         Section 9.01. WITHOUT CONSENT OF HOLDERS.

         The Company and the Agent may amend or supplement this Loan Agreement or the Securities without notice to or consent of any Securityholder:

         (a) to convey, transfer, assign, mortgage or pledge to the Agent as security for the Securities of one or more series any property or assets;

         (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Five;

         (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors and the Agent shall consider to be for the protection of the Holders of Securities or coupons appertaining thereto, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Loan Agreement as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental loan agreement may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for immediate enforcement upon such an Event of Default or may limit the remedies available to the Agent upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default.

         (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental loan agreement which may be defective or inconsistent with any other provision contained herein or in any supplemental loan agreement, or to make any other provisions as the Board of Directors may deem necessary or desirable, provided that no such action shall adversely affect the interests of the Holders of the Securities or coupons appertaining thereto;

         (e)      [Intentionally left blank]

         (f) to evidence and provide for the acceptance of appointment hereunder by a successor Agent with respect to the Securities of one or more series;

         (g)      [Intentionally left blank]

         (h) to add to, change or eliminate any of the provisions of this Loan Agreement (which addition, change or elimination may apply to one or more series of Securities), provided that any such addition, change or elimination shall neither (A) apply to any Security or any series created prior to the execution of such supplemental loan agreement and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision.

         The Agent is hereby authorized to join with the Company in the execution of any such supplemental loan agreement, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Agent shall not be obligated to enter into any such supplemental loan agreement which affects the Agent's own rights, duties or immunities under this Loan Agreement or otherwise.

         Any supplemental loan agreement authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 9.02.

         Section 9.02. WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority of the principal amount of the Securities at the time Outstanding in each series affected by such supplemental loan agreement (voting as one class), the Company, when authorized by a resolution of its Board of Directors, and the Agent may, from time to time and at any time, enter into an loan agreement or loan agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Loan Agreement or any supplemental loan agreement or of modifying in any manner the rights of the Holders of the Securities of each such series or of the coupons appertaining to such Securities; provided, that no such supplemental loan agreement shall, without the consent of each Securityholder affected:

                                    (1) reduce the amount of Securities whose
                           Holders must consent to an amendment, supplement or waiver or reduce the requirements of Section 11.09 establishing a quorum or voting or amend this Section 9.02;

                                    (2) reduce the rate or rates of or extend
                           the time for payment of interest on any Security;

                                    (3) reduce the principal of or extend the
                           fixed maturity of any Security;

                                    (4) modify or effect in any manner adverse
                           to the Holders of Securities the terms and conditions of the obligations of the Company in respect of its obligations hereunder;

                                    (5) waive a default in the payment of the
                           principal of or interest or Additional Amounts, if any, on any Security;

                                    (6) impair the right to institute suit for
                           the enforcement of any payment on or with respect to any series of Securities;

                                    (7) change a Place of Payment; or

                                    (8) make any Security payable in currency
                           other than that stated in the Security.

         A supplemental loan agreement which changes or eliminates any covenant or other provision of this Loan Agreement which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Loan Agreement of the Holders of Securities of any other series or of the coupons appertaining to Securities of such other series.

         It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental loan agreement, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Agent of any supplemental loan agreement pursuant to the provisions of this Section, the Agent shall give a notice thereof to the Holders of then Outstanding Registered Securities of each series affected thereby, by delivering a notice thereof to such Holders at their addresses as they shall appear on the Security Register, and such notice shall set forth in general terms the substance of such supplemental loan agreement. Any failure the Agent to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental loan agreement.

         Section 9.03. [Intentionally left blank]

         Section 9.04. REVOCATION AND EFFECT OF CONSENTS.

         A consent to an amendment, supplement or waiver to any other action hereunder by a Holder of a Security of any series shall bind the Holder and every subsequent Holder of a Security or portion of a Security of that series that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Agent receives the notice of revocation before the date the amendment, supplement or waiver or other action becomes effective.

         After an amendment, supplement or waiver with respect to a series of Securities becomes effective, it shall bind every Holder of Securities of that series.

         Section 9.05. NOTATION ON OR EXCHANGE OF SECURITIES.

         If an amendment, supplement or waiver changes the terms of a Security, the Company may request the Holder of the Security to deliver it to the Company. The Company may then place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue a new Security that reflects the changed terms.

         Section 9.06. [Intentionally left blank]

                                   ARTICLE TEN
                           [Intentionally left blank]

                                 ARTICLE ELEVEN
                         CONCERNING THE SECURITYHOLDERS

         Section 11.01. EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Loan Agreement to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, be sufficient for any purpose of this Loan Agreement and (subject to Section 7.02) conclusive in favor of the Agent and the Company, if made in the manner provided in Section
11.02. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 11.11.

         Section 11.02. PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES.

         The execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

         (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgements of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same.

         (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security Register or by a certificate of the Company.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to an Officers' Certificate delivered to the Agent, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of Outstanding Securities or Outstanding Securities of a series, as the case may be, have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities or Outstanding Securities of the series, as the case may be, shall be computed as of such record date.

         Section 11.03. HOLDERS TO BE TREATED AS OWNERS.

         The Company, the Agent and any agent of the Company or the Agent may deem and treat the person in whose name any Security shall be registered upon the Security Register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Loan Agreement, interest on and any Additional Amounts payable in respect of such Security and for all other purposes; and neither the Company nor the Agent nor any agent of the Company or the Agent shall be affected by any notice to the contrary.

         Unless otherwise provided in the Securities, owners of beneficial interests in such Security will not be entitled to have Securities represented by such Security registered in their names, will not receive or be entitled to receive physical delivery of Securities in certificated form and will not be considered the Holders thereof for any purposes.

         Neither the Company nor the Agent will have any responsibility or liability for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 11.04. SECURITIES OWNED BY COMPANY DEEMED NOT OUTSTANDING.

         In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Loan Agreement, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any Affiliate of the Company or any such obligor shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Agent shall be protected in relying on any such direction, consent or waiver only Securities which the Agent knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Agent in accordance with such advice. Upon request of the Agent, the Company shall furnish to the Agent promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Section 7.02, the Agent shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of such determination.

         Section 11.05. RIGHT OF REVOCATION OF ACTION TAKEN.

         At any time prior to (but not after) the evidencing to the Agent, as provided in Section 11.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Loan Agreement in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Loan Agreement in connection with such action shall be conclusively binding upon the Company, the Agent and the Holders of all the Securities affected by such action.

         Section 11.06. MEETINGS OF HOLDERS.

         A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Section 11.06 to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Loan Agreement to be made, given or taken by Holders of Securities of such series.

         Section 11.07. CALL, NOTICE AND PLACE OF MEETINGS.

         (a) The Agent may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 11.06, to be held at such time and at such place in Boston, Massachusetts as the Agent shall determine or, with the approval of the Company, at any other place. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 13.02 not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Agent to call a meeting of the Holders of Securities of such series for any purpose specified in Section 11.06, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Agent shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the City of Boston, Massachusetts, or in such other place as shall be determined and approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

         Section 11.08. PERSONS ENTITLED TO VOTE AT MEETINGS.

         To be entitled to vote at any meeting of Holders of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities or any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Agent and its counsel and any representatives of the Company and its counsel.

         Section 11.09. QUORUM; ACTION.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section I 1.07(a), except that ,any such notice by publication need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

         Any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Loan Agreement expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

         Section 11.10. DETERMINATION OF VOTING, RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

         (a) Notwithstanding any other provisions of this Loan Agreement, the Agent may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holdings of Securities shall be proved in the manner specified in Section
11.02 and the appointment of any proxy shall be provided in the manner specified in Section 11.02 or by having the signature of the person executing the proxy witnessed. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 11.02 or other proof.

         (b) The Agent shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 11.07(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect to any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of Securities of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 11.07 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

         Section 11.11. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed signatures of the Holders of Securities of such series or their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 11.07 and, if applicable, Section 11.09. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Agent to be preserved by the Agent, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE TWELVE
                           [Intentionally left blank]

                                ARTICLE THIRTEEN
                                  MISCELLANEOUS

         Section 13.0l.. [Intentionally left blank]

         Section 13.02. NOTICES.

         Except as otherwise expressly provided herein or in the form of Securities of any particular series pursuant to the provisions of this Loan Agreement, any notice or communication shall be sufficiently given if in writing and delivered in Person or mailed by first-class mail, postage prepaid, addressed as follows:

         if to the Company:

         Liberty Financial Companies, Inc.
         600 Atlantic Avenue, 24th Floor
         Boston, Massachusetts 02210-2214
         Attention: Treasurer

         if to the Agent:

         Liberty Mutual Insurance Company
         175 Berkeley Street
         Boston, Massachusetts 02117
         Attention: Chief Investment Officer

         The Company or the Agent by notice to the others may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Holder of a Registered
Security shall be mailed to him by first class mail at his address as it appears on the Security Register and shall be sufficiently given to him if so mailed within the time prescribed. Failure to mail a notice or communication to a Holder of any Registered Security or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         In case, by reason of the suspension of regular mail service or by reason of any other cause, it shall be impossible to mail any notice as required by this Loan Agreement, then such method of notification as shall be made with the approval of the Agent shall constitute a sufficient mailing of such notice.

         Where this Loan Agreement provides for notice in any manner, such notice may be waived, in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Loan Agreement shall be in the English language.

         Section 13.03. [Intentionally left blank]

         Section 13.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Agent to take any action under this Loan Agreement (except that, in the case of any request or application as to which the furnishing of such documents is specifically required by any provision of this Loan Agreement relating to such particular request or application, no additional certificate or opinion need be furnished), the Company shall furnish to the Agent:

                                    (1) an Officers' Certificate stating that,
                           in the opinion of the signers, all conditions precedent, if any, provided for in this Loan Agreement relating to the proposed action have been complied with; and

                                    (2) an Opinion of Counsel stating that, in
                           the opinion of such counsel, all such conditions precedent have been complied with.

         Section 13.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Loan Agreement shall include:

                                    (1) a statement that the Person making such
                           certificate or opinion has read such covenant or condition and the definitions relating thereto;

                                    (2) a brief statement as to the nature and
                           scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                                    (3) a statement that, in the opinion of such
                           Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not,such covenant or condition has been complied with; and

                                    (4) a statement as to whether or not, in the
                           opinion of such Person, such condition or covenant has been complied with.

         Section 13.06. [Intentionally left blank]

         Section 13.07. LEGAL HOLIDAYS.

         A "Legal Holiday", except as otherwise provided in the form of Security of any particular series pursuant to the provisions of this Loan Agreement, with respect to any Place of Payment means a Saturday, a Sunday or a day on which banking institutions or trust companies in that Place of Payment are not required to be open. Except as provided otherwise in the applicable Security, if a payment date with respect to such payment is a Legal Holiday at any Place of Payment, payment due on such Security with respect to such Security may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue with respect to such payment for the intervening period.

         Section 13.08. GOVERNING LAW.

         The laws of the Commonwealth of Massachusetts applicable to contracts made and performed in said state shall govern this Loan Agreement and the Securities and coupons, without regard to choice of law principles. Unless the form of Security provides otherwise, all money or dollar amounts expressed herein or in the Securities refer to United States dollars.

         Section 13.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Loan Agreement may not be used to interpret another loan agreement, loan or debt agreement of the Company or a Subsidiary. Any such loan agreement, loan or debt agreement may not be used to interpret this Loan Agreement.

         Section 13.10. SUCCESSORS.

         All agreements of the Company in this Loan Agreement and the Securities shall bind its successor and assigns, whether so expressed or not. All agreements of the Agent in this Loan Agreement shall bind its successor.

         Section 13.11. DUPLICATE ORIGINALS.

         The parties may sign any number of copies of this Loan Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

          Section 13.12. [Intentionally left blank]


Dated as of the date first above written.

                                   SIGNATURES

                                            LIBERTY FINANCIAL COMPANIES, INC.

                                            By: ____________________
                                            Name:
                                            Title:



                                            LIBERTY MUTUAL INSURANCE
                                            COMPANY,
                                              AS AGENT


                                            By: ____________________
                                            Name:
                                            Title: